EXHIBIT 4.6

                             [FRONT OF CERTIFICATE]

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

NUMBER                                                                    SHARES

                                                           CUSIP NO. 14964T 10 1

                              CAVIT SCINECES, INC.
        45,000,000 COMMON AUTHORIZED SHARES $.01 PAR VALUE NON-ASSESSABLE

     THIS  CERTIFIES  THAT   __________________________________________  is  the
registered holder of of CAVIT SCIENCES, INC. Common Stock transferable on the Books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

                             Countersigned and Registered
                             Gulf Registrar and Transfer Corporation
                             2542 Cliff Drive, Dickinson, Texas 77539
                             By: /s/ William Little
                                ------------------------------------------------
                             Transfer Agent and Registrar - Authorized Signature



/s/ Colm J. King                     /s/ Julio De Leon
----------------------------         -----------------------------
President                            Secretary


                              CAVIT SCIENCES, INC.
                                    Corporate
                                      SEAL
                                     FLORIDA

                              [BACK OF CERTIFICATE]


The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written our in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT-______ Custodian __________
TEN ENT - as tenants by the entirety                 (Cust)            (Minor)
JT TEN - as joint tenants with right               under Uniform Gifts to Minors
         of survivorship and not as                Act ___________________
         tenants in common                         (State)

     For Value Received, ________________ hereby sell, assign and transfer unto


Please Insert Social Security or other
Identifying Number of Assignee

______________________________________

________________________________________________________________________________
  (Please Print or Typewrite Name and Address, Including Zip Code of Assignee)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

NOTICE: Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the Securities Transfer Agents Medallion Program (Stamp) under rules promulgated by the U.S. Securities and Exchange Commission.